UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       December 15, 2007

ASCENDIA BRANDS, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	033-25900 (Commission File Number)	75-2228820 (IRS Employer Identification Number)

100 American Metro Boulevard, Suite 108, Hamilton, New Jersey 08619

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:       609-219-0930

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective December 15, 2007 the Registrant entered into a First Amendment (the “Amendment”) to the Advisory Services Agreement (the “Principal Agreement”) with Carl Marks Advisory Group LLC and Carl Marks Securities LLC. Pursuant to the Amendment, the parties agreed to extend, for a period of sixty (60) days, until February 13, 2008, the term of “Phase I” of the Principal Agreement, as therein defined, pursuant to which Carl Marks provides operational and financial restructuring advice and related services.

The foregoing summary of the Amendment is qualified in its entirety by the full text thereof, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

(a) On December 17, 2007, the Registrant issued a press release announcing that Prentice Capital Management LLP had entered into a non-binding Letter of Intent with the Registrant for any entity affiliated with Prentice Capital Management to invest $25 million in preferred equity securities of the Registrant, subject to the fulfillment of certain conditions precedent. A copy of the press release is furnished and attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) On December 18, 2007 the Registrant issued a press release announcing that it had extended by sixty (60) days the first phase of its Financial Advisory Agreement with Carl Marks Advisory Group LLC. A copy of the press release is furnished and attached hereto as Exhibit 99.2 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 attached hereto is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by Registrant under the Securities Act of 1933 or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description of Exhibit
10.1

First Amendment, dated as of December 15, 2007, to Finanical Advisory Agreement dated as of Ocober 15, 2007 by and between Ascendia Brands, Inc., and Carl Marks Advisory Group LLC and Carl Marks Securities LLC

99.1	Press Release dated December 17, 2007
99.2	Press Release dated December 18, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2007		ASCENDIA BRANDS, INC.
	By:	/s/ Steven R. Scheyer Steven R. Scheyer Chief Executive Officer